Exhibit 10.4

Execution Version

Bison Capital Acquisition Corp.

609-610 21st Century Tower

No. 40 Liangmaqiao Road

Chaoyang District, Beijing, China

June 19, 2017

Bison Capital Holding Company Limited

609-610 21st Century Tower

No. 40 Liangmaqiao Road

Chaoyang District, Beijing, China

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Bison Capital Acquisition Corp. (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Bison Capital Holding Company Limited, a company incorporated in the Cayman Islands (“Bison Capital”), shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at 609-610 21st Century Tower, No. 40 Liangmaqiao Road, Chaoyang District, Beijing, China (or any successor location). In exchange therefore, the Company shall pay Bison Capital the sum of $5,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. Bison Capital hereby agrees that, solely with respect to this letter agreement, it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (“Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, this letter agreement and will not seek recourse against the Trust Account for any reason whatsoever relating to this letter agreement. No party hereto may assign either this letter agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party, provided that Bison Capital may assign this letter agreement to an affiliate without the prior written approval of the Company. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee.

Very truly yours,

BISON CAPITAL ACQUISITION CORP.

By:	/s/ James Jiayuan Tong
Name:	James Jiayuan Tong
Title:	Chief Executive Officer and Chief Financial Officer

[Company’s Signature Page to Administrative Support Letter Agreement]

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AGREED TO AND ACCEPTED BY:

BISON CAPITAL HOLDING COMPANY LIMITED

By:	/s/ Peixin Xu
Name:	Peixin Xu
Title:	Director

[Bison Capital’s Signature Page to Administrative Support Letter Agreement]

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